--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                   New England Intermediate Term
                                                     Tax Free Fund of California

                                                               [graphic omitted]
                                                                    Where
                                                                The Best Minds
                                                                   Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a 'value' rather than a 'growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") -- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------



My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO

Progress on the Y2K Front
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the New England Intermediate Term Tax Free Fund of California's Class A Shares compared to the Lehman Municipal Index. The data for this chart are as follows:]

                  APRIL 1993 (INCEPTION) THROUGH DECEMBER 1998

                            Net         With            Lehman
                           Asset       Maximum         Municipal
                          Value(1)  Sales Charge(2)    Index(4)
 04/23/1993               $10,000       $9,750         $10,000
       1993               $10,864      $10,592         $10,718
       1994               $10,322      $10,064         $10,164
       1995               $11,756      $11,462         $11,938
       1996               $12,381      $12,071         $12,469
       1997               $13,367      $13,032         $13,614
       1998               $13,964      $13,615         $14,497

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
--------------------------------------------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS AND YIELDS -- 12/31/98
--------------------------------------------------------------------------------

CLASS A (Inception 4/23/93)   1 YEAR         5 YEARS         SINCE INCEPTION
Net Asset Value(1)             4.5%            5.2%               6.0%
With Max. Sales Charge(2)      1.9             4.6                5.6
--------------------------------------------------------------------------------

CLASS B (Inception 9/13/93)   1 YEAR         5 YEARS         SINCE INCEPTION
Net Asset Value(1)            3.7%             4.3%               4.2%
With CDSC(3)                 -1.3              4.0                4.1
--------------------------------------------------------------------------------

                                                                       SINCE FUND'S  SINCE FUND'S
                                                                         CLASS A       CLASS B
COMPARATIVE PERFORMANCE                      1 YEAR       5 YEARS       INCEPTION     INCEPTION
Lehman Municipal Bond Index(4)                 6.5%         6.2%          6.8%          6.2%
Lipper CA Interm. Municipal Debt. Avg.(6)      5.5          5.1           5.6           5.1
Morningstar Muni CA Interm. Avg.(5)            5.4          5.1           5.6           5.0
-----------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. All index and performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                                  CLASS A        CLASS B
SEC 30-day Yield(7)                4.3%           3.7%
Taxable Equivalent Yield(8)        7.8            6.8
--------------------------------------------------------------------------------

This Fund waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.

  NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 2.5% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Municipal Index is an unmanaged index of bonds having maturities of more than one year issued by states, municipalities and other governmental entities. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Class B since inception return is calculated from 9/30/93.
(5) Morningstar Muni CA Intermediate Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 4/30/93. Class B since inception return is calculated from 9/30/93.
(6) Lipper California Intermediate Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 4/30/93. Class B since inception return is calculated from 9/30/93.
(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.
(8) Taxable equivalent yield is based on the maximum combined federal and California state income tax bracket of 45.22%. The alternative minimum tax and some other federal and state taxes may apply but are not reflected here.

--------------------------------------------------------------------------------
            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of James Welch]
James Welch
Back Bay Advisors, L.P.


Q. How did New England Intermediate Term Tax Free Fund of California perform over the past 12 months?

New England Intermediate Term Tax Free Fund of California delivered a total return of 4.5% for Class A shares at net asset value for the 12 months ending December 31, 1998. This included a $0.04 per share loss to $7.83 and the reinvestment of $0.38 per share in dividend distributions. In addition to its strong total return, your Fund continued to provide a high level of tax-free income during the year. On December 31, 1998, the Fund's 30-day yield for Class A shares was 4.3%, which translates into a taxable equivalent yield of 7.8% based on the maximum combined federal and California state income tax rate of 45.22%.

Q. How was the investment environment for California municipal bonds during the period?

The investment environment during the period was quite positive. California municipal bonds generated attractive returns amid positive economic and interest rate climates at the national level, a strong state economy and financially healthier municipalities in California. In addition, as an asset class, municipal bonds paid out extremely attractive income relative to taxable bonds in 1998. During the year, the yields paid by municipal bonds were as high as 95% to 100% of the yields of equivalent taxable bonds. This meant that on an after-tax basis, municipal bond investors received more income than they would have received from taxable bonds of comparable quality and maturity. Historically, municipal bond yields have averaged about 85% of equivalent taxable bond yields.

During the year, the nation's favorable economic and interest rate environment supported municipal bond prices. Moderate-to-strong economic growth and continued minimal inflation in the United States paved the way for low interest rates. The Federal Reserve Board cut short-term interest rates three times in the fall of 1998 -- for a total of 0.75% -- to stimulate the economy, and as a result, the domestic stock markets. The combination of a sound economy and low interest rates improved the fiscal health and creditworthiness of many municipalities. Economic strength helped generate higher tax revenues, increasing the cash flow of many state and local governments. Further, low interest rates often allowed municipalities to refinance existing debt at more attractive levels, thus lowering their borrowing costs.

                     CREDIT QUALITY COMPOSITION -- 12/31/98
-------------------------------------------------------------------------------

                         AAA                 40.9%
                         AA                   2.6%
                         A                   31.3%
                         BBB                 18.2%
                         NR/OTHER             7.0%

Quality is based on ratings provided by Standard & Poor's Investors Service. Portfolio holdings are subject to change.

     AVERAGE PORTFOLIO QUALITY = AA- AVERAGE PORTFOLIO MATURITY = 11.6 YEARS



Municipal bonds generally suffered from greater supply than demand, however. Investors mainly directed cash to CMP/U.S. Treasury securities and the stock markets. In the summer of 1998, investor concerns about the stability of global economies and financial markets fueled a "flight-to-quality" characterized by extraordinary demand for those securities considered to have the highest degree of safety and liquidity. Typically, demand (both domestic and international) is greatest for the most recently issued U.S. Treasury securities. As a result of this demand, the prices of Treasury securities rose, driving down yields. Increased demand also drove municipal bond prices up -- pushing yields lower -- but less dramatically than U.S. Treasuries. While they are tax advantaged, the generally lower-yielding nature of municipal bonds appeals to a smaller investor audience -- meaning less widespread demand and therefore less price pressure.

Q. What strategies did you use in managing the Fund?

In the first half of the year, we expected interest rates to fall, so we emphasized bonds with longer maturities, and lengthened average maturity and duration. This strategy contributed positively to Fund performance. In the second half of the year, we believed interest rates were less likely to continue their decline, and so we shortened the Fund's average maturity and duration. On December 31, 1998, the Fund's average maturity was 11.6 years and duration was
5.4 years. Average maturity and duration both are measures of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration or average maturity, the greater potential for price appreciation when interest rates fall and, conversely, the greater the risk of price loss when interest rates rise.

We also sought greater income later in the year by buying higher-yielding bonds, which tended to be slightly lower in credit quality. Yet the Fund's average credit quality remained relatively high at AA-, as of December 31, 1998, as rated by Standard & Poor's Ratings Group (S&P). The S&P rating system uses a scale in which bonds rated AAA are considered the highest quality, and bonds rated under BBB are considered below investment grade.

In addition, we focused on general obligation bonds to benefit from California's fiscal and economic strength. We emphasized bonds in the 10- to 15- year maturity range to maximize yield. Throughout the year -- and particularly during the final six months -- we invested in higher-quality bonds because the yield advantage provided by lower-rated bonds relative to their higher-rated counterparts diminished. This gave us the opportunity to upgrade the creditworthiness of the portfolio's holdings while sacrificing only minimal yield.

Q. What is your outlook for California municipal bonds over the next few months?

Our outlook is positive for California municipal bonds over the coming months. We think California's large and diverse economy will continue to benefit from ongoing strength in the national economy. Furthermore, we expect to see improvement in the economies of Asia, particularly Japan, which should bode well for California's export business. Japan is a driving force in the Asian economy and Asia is a major trading partner with California. Japan's government has already begun to implement a series of policies designed to rejuvenate the country's economy.

The events of the past year reinforce the importance of quality, liquidity and diversification in a well-rounded investor portfolio. In 1998, municipal bonds generated solid returns and maintained a high degree of price stability. Their merit is underscored considering the tax advantage they provide and the attractive yield advantage they offer over U.S. Treasuries. As we look ahead, we expect continued moderate economic growth with negligible inflation -- an ideal climate for fixed-income investors. In our opinion, these factors enhance the benefits of investing in municipal bonds.

A portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. The opinions expressed are those of the manager and are subject to change. The occurrence of forecasted events and predictions is not certain and cannot be assured. See the Fund's prospectus for more complete information.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1998

TAX EXEMPT OBLIGATIONS--101.1% OF TOTAL NET ASSETS

                                                              RATINGS (C)
                                                              (UNAUDITED)
                                                            --------------
                                                                  STANDARD
 FACE                                                                &
 AMOUNT     ISSUER                                          MOODY  POOR'S    VALUE (A)
----------------------------------------------------------------------------------------
            CALIFORNIA--86.6%
$1,000,000  Alameda Public Financing Revenue, 6.125%,
              9/02/2009  ...............................      --      --    $ 1,055,590
 1,000,000  Anaheim Public Financing Authority, Series
              C,
              6.000%, 9/01/2016, (FSA)  ................      Aaa    AAA      1,145,590
 1,000,000  Berkeley Health Facility, Pre-refunded,
              6.500%, 12/01/2011  ......................      A2      A+      1,098,200
 1,000,000  California Educational Facilities Authority,
              7.000%, 1/01/2004 (e)                           Aaa    AAA      1,020,000
 1,120,000  California Housing Finance Agency, 6.250%,
              8/01/2016 ................................      Aa2    AA-      1,196,407
 2,750,000  California Pollution Control Financing
              Authority, Series A,
              5.900%, 6/01/2014 ........................      A2      A       3,102,220
 1,000,000  California Pollution Control Financing
              Authority, Series A,
              6.900%, 9/01/2006 ........................      --      A+      1,038,780
 1,500,000  California State, 4.500%, 12/01/2021  ......      Aaa    AAA      1,396,410
 1,000,000  California State, 7.000%, 6/01/2002, (FGIC)
              ..........................................      Aaa    AAA      1,105,570
 1,000,000  California State Public Works, 5.500%,
              6/01/2010 ................................      Aa3     A+      1,109,130
 1,000,000  California State Public Works, 5.500%,
              6/01/2014, (MBIA) ........................      Aaa    AAA      1,099,660
 1,500,000  California State Public Works, 5.500%,
              6/01/2015 ................................       A      A       1,630,695
 1,540,000  Duarte California, City of Hope National
              Medical Center,
              6.125%, 4/01/2013  .......................     Baa1     --      1,623,268
 2,000,000  Escondido California Union High School
              District,
              Zero Coupon, 5/01/2018 ...................      Aaa    AAA        763,100
 1,295,000  Fresno United School District, 6.600%,
              3/01/1999 ................................      A3      --      1,300,724
 2,030,000  Fresno United School District, 7.250%,
              3/01/2007 ................................      A3      --      2,198,855
   720,000  Pleasanton Financing Authority, 5.600%,
              9/02/2000  ...............................     Baa1     --        742,320
 1,000,000  Riverside County Asset Lease, Series B,
              5.700%, 6/01/2016, (MBIA)  ...............      Aaa    AAA      1,111,330
 1,000,000  Sacramento Utility District, 3.200%,
              11/15/2006, (FSA) (d)  ...................      Aaa    AAA      1,000,000
 1,000,000  Sacramento Utility District, Series D,
              7.320%, 11/15/2006, (FSA) (d)  ...........      Aaa    AAA      1,157,940
 2,000,000  San Diego Port Facilities, 6.600%,
             12/01/2002 ................................      --      --      2,104,840
 1,500,000  San Francisco California International
              Airport Revenue, 4.500%, 5/01/2019  ......      --      --      1,408,545
 1,000,000  Southern California Rapid Transit District,
              7.500%, 7/01/2005, (MBIA)  ...............      Aaa    AAA      1,097,390
 1,285,000  Stanislaus Solid Waste Authority, 7.500%,
              1/01/2005  ...............................      --     BBB+     1,345,215
 2,000,000  Stanislaus Solid Waste Authority, 7.625%,
              1/01/2010  ...............................      --     BBB+     2,095,900
   270,000  Valley Health Systems, Series 1993, 6.250%,
              5/15/1999  ...............................      --     BBB-       271,358
 2,000,000  Valley Health Systems, Series A, 6.500%,
              5/15/2015  ...............................      --     BBB-     2,176,840
 2,000,000  West & Central Basin Financing Authority,
              Series C, 6.220%, 8/01/2006, (AMBAC)  ....      Aaa    AAA      2,236,920
                                                                            -----------
                                                                             38,632,797
                                                                            -----------
            PUERTO RICO--8.5%
$2,500,000  Puerto Rico Commonwealth Highway &
              Transportation,
              Series Y, 5.500%, 7/01/2026  .............     Baa1     A       2,603,075
 1,000,000  Puerto Rico Commonwealth, 6.500%, 7/01/2015      Baa1     A       1,189,590
                                                                            -----------
                                                                              3,792,665
                                                                            -----------
            U.S. VIRGIN ISLANDS--6.0%
 1,750,000  U.S. Virgin Islands Public Finance
              Authority, 7.700%, 10/01/2004 ............      --     AAA      1,844,885
   760,000  U.S. Virgin Islands Public Finance
              Authority, 7.750%, 10/01/2006 ............      --      --        829,699
                                                                            -----------
                                                                              2,674,584
                                                                            -----------
            Total Tax Exempt Obligations
              (Identified Cost $43,305,420)  ...........                     45,100,046
                                                                            -----------
            Total Investments--101.1% (Identified Cost
              $43,305,420) (b)                                               45,100,046
            Other assets less liabilities  .............                       (492,642)
                                                                            -----------
            Total Net Assets--100%  ....................                    $44,607,404
                                                                            ===========

(a)   See Note 1a of Notes to Financial Statements.
(b)   Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $43,312,732 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost ...................   $ 1,910,257
      Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value ...................      (122,943)
                                                                            -----------
      Net unrealized appreciation .......................................   $ 1,787,314
                                                                            ===========
      As of December 31, 1998, the Fund had a net capital loss
      carryforward of $522,150 expiring December 31, 2002. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)   The ratings shown are believed to be the most recent ratings available at December 31, 1998. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at
      December 31, 1998. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)   Variable rate demand note or floating rate security. The rate disclosed is as of December 31, 1998.
(e)   At December 31, 1998, a portion of this security has been
      segregated as collateral in connection with the Fund's derivative investments.

Legend of Portfolio Abbreviations:
AMBAC  American Municipal Bond Assurance Corp.
FGIC   Financial Guarantee Insurance Company
FSA    Financial Security Assurance
MBIA   Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998


ASSETS
  Investments at value (Identified cost $43,305,420) ........                   $45,100,046
  Cash ......................................................                       223,061
  Receivable for:
    Fund shares sold ........................................                        75,791
    Interest ................................................                       717,314
  Due from investment adviser ...............................                        15,793
                                                                                -----------
                                                                                 46,132,005
LIABILITIES
  Payable for:
    Securities purchased ....................................      $1,422,510
    Fund shares redeemed ....................................          15,702
    Dividends declared ......................................          30,460
  Accrued expenses:
    Deferred trustees' fees .................................           6,125
    Accounting and administrative ...........................           2,137
    Other expenses ..........................................          47,667
                                                                   ----------
                                                                                  1,524,601
                                                                                -----------
NET ASSETS ..................................................                   $44,607,404
                                                                                ===========
  Net Assets consist of:
    Capital paid in .........................................                   $44,023,445
    Undistributed net investment income .....................                        64,250
    Accumulated net realized gains (losses) .................                    (1,274,917)
    Unrealized appreciation (depreciation) on investments,
      options and futures contracts .........................                     1,794,626
                                                                                -----------
NET ASSETS ..................................................                   $44,607,404
                                                                                ===========

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares

  ($35,348,237 divided by 4,513,207 shares of beneficial
    interest) ...............................................                         $7.83
                                                                                      =====
    Offering price per share (100/97.50 of $7.83) ...........                         $8.03*
                                                                                      =====

Net asset value and offering price of Class B shares

  ($9,259,167 divided by 1,185,717 shares of beneficial
    interest) ...............................................                         $7.81**
                                                                                      =====
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of these amounts.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998

INVESTMENT INCOME
  Interest .....................................................                  $2,402,723
  Expenses
    Management fees ............................................  $ 224,690
    Service fees - Class A .....................................     83,618
    Service and distribution fees - Class B ....................     93,504
    Trustees' fees and expenses ................................      7,308
    Accounting and administrative ..............................     22,493
    Custodian ..................................................     64,680
    Transfer agent .............................................     69,509
    Audit and tax services .....................................     27,200
    Legal ......................................................      2,822
    Printing ...................................................     27,146
    Registration ...............................................     13,898
    Amortization of organization expenses ......................      2,870
    Miscellaneous ..............................................      6,106
                                                                  ---------
  Total expenses ...............................................    645,844
  Less expenses waived by the investment adviser and subadviser    (211,919)         433,925
                                                                  ---------       ----------
  Net investment income ........................................                   1,968,798
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ..........................................    124,673
    Written options contracts - net ............................   (109,644)
    Futures contracts - net ....................................    (35,996)
                                                                  ---------
  Total realized gain (loss) on investments, written options and
    futures contracts                                               (20,967)
                                                                  ---------
  Unrealized appreciation (depreciation) on:
    Investments - net ..........................................   (134,169)
                                                                  ---------
    Net gain (loss) on investment transactions .................                    (155,136)
                                                                                  ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........                  $1,813,662
                                                                                  ==========


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                      YEAR ENDED DECEMBER 31,
                                                               -------------------------------------
                                                                     1997                  1998
                                                               ---------------       ---------------
FROM OPERATIONS
  Net investment income .....................................     $  2,006,993          $  1,968,798
  Net realized gain (loss) on investments, options and
    futures transactions ....................................          150,648               (20,967)
  Unrealized appreciation (depreciation) on investments,
    options and futures transactions ........................          883,350              (134,169)
                                                                  ------------          ------------
  Increase (decrease) in net assets from operations .........        3,040,991             1,813,662
                                                                  ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .................................................       (1,630,169)           (1,643,915)
    Class B .................................................         (347,491)             (390,245)
                                                                  ------------          ------------
                                                                    (1,977,660)           (2,034,160)
                                                                  ------------          ------------
    Increase (decrease) in net assets derived from capital
    share transactions ......................................      (3,687,976)             3,890,260
                                                                  ------------          ------------
    Total increase (decrease) in net assets .................      (2,624,645)             3,669,762
NET ASSETS
  Beginning of the year .....................................       43,562,287            40,937,642
                                                                  ------------          ------------
  End of the year ...........................................     $ 40,937,642          $ 44,607,404
                                                                  ============          ============
UNDISTRIBUTED NET INVESTMENT INCOME
  End of the year ...........................................     $    126,392          $     64,250
                                                                  ============          ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
                                                  ---------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                       1994             1995            1996            1997            1998
                                                      ------           ------          ------          ------          ------
Net Asset Value, Beginning of Year ............       $ 7.84           $ 7.08          $ 7.65          $ 7.66          $ 7.87
                                                      ------           ------          ------          ------          ------

Income From Investment Operations

Net Investment Income .........................         0.38             0.39            0.39            0.39            0.37
Net Realized and Unrealized Gain (Loss) on
  Investments .................................        (0.76)            0.57            0.00            0.20           (0.03)
                                                      ------           ------          ------          ------          ------
Total From Investment Operations ..............        (0.38)            0.96            0.39            0.59            0.34
                                                      ------           ------          ------          ------          ------

Less Distributions

Distributions From Net Investment Income ......        (0.38)           (0.39)          (0.38)          (0.38)          (0.38)
                                                      ------           ------          ------          ------          ------
Total Distributions ...........................        (0.38)           (0.39)          (0.38)          (0.38)          (0.38)
                                                      ------           ------          ------          ------          ------
Net Asset Value, End of Year ..................       $ 7.08           $ 7.65          $ 7.66          $ 7.87          $ 7.83
                                                      ======           ======          ======          ======          ======
Total Return (%) (a) ..........................         (4.9)            13.9             5.3             8.0             4.5
Ratio of Operating Expenses to Average Net
  Assets (%) (b) ..............................         0.70             0.70            0.75            0.85            0.85
Ratio of Net Investment Income to Average Net
  Assets (%) ..................................         5.07             5.24            5.18            5.06            4.79
Portfolio Turnover Rate (%) ...................          212              167             161             120             215
Net Assets, End of Year (000) .................      $30,293          $32,707         $35,972         $32,057         $35,348

(a) A sales charge is not reflected in total return calculations.
(b) The ratio of operating expenses to average
    net assets without giving effect to
    voluntary expense limitations described in
    Note 4 to the Financial Statements would
    have been (%) .............................         1.33             1.31            1.34            1.33            1.35


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                                                   CLASS B
                                                  ---------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                       1994             1995            1996            1997            1998
                                                      ------           ------          ------          ------          ------
Net Asset Value, Beginning of Year ............       $ 7.84           $ 7.07          $ 7.63          $ 7.64          $ 7.85
                                                      ------           ------          ------          ------          ------

Income From Investment Operations

Net Investment Income .........................         0.32             0.33            0.33            0.34            0.32
Net Realized and Unrealized Gain (Loss) on
  Investments .................................        (0.77)            0.56            0.01            0.20           (0.03)
                                                      ------           ------          ------          ------          ------
Total From Investment Operations ..............        (0.45)            0.89            0.34            0.54            0.29
                                                      ------           ------          ------          ------          ------

Less Distributions

Distributions From Net Investment Income ......        (0.32)           (0.33)          (0.33)          (0.33)          (0.33)
                                                      ------           ------          ------          ------          ------
Total Distributions ...........................        (0.32)           (0.33)          (0.33)          (0.33)          (0.33)
                                                      ------           ------          ------          ------          ------
Net Asset Value, End of Year ..................       $ 7.07           $ 7.63          $ 7.64          $ 7.85          $ 7.81
                                                      ======           ======          ======          ======          ======
Total Return (%) (a) ..........................         (5.8)            12.9             4.6             7.2             3.7
Ratio of Operating Expenses to Average Net
  Assets (%) (b) ..............................         1.45             1.45            1.50            1.60            1.60
Ratio of Net Investment Income to Average Net
  Assets (%) ..................................         4.32             4.49            4.43            4.31            4.04
Portfolio Turnover Rate (%) ...................          212              167             161             120             215
Net Assets, End of Year (000) .................       $5,713           $5,617          $7,590          $8,881          $9,259

(a) A contingent deferred sales charge is not
    reflected in total return calculations.
(b) The ratio of operating expenses to average
    net assets without giving effect to
    voluntary expense limitations described in
    Note 4 to the Financial Statements would
    have been (%) .............................         2.08             2.06            2.09            2.08            2.10

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1998

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income exempt from federal income tax and California personal income tax. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 2.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and market discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of tax exempt municipal securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate to differing treatments for trustee fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H. ORGANIZATION EXPENSE. Costs incurred in 1993 in connection with the Fund's organization and initial registration amounted to $26,500 and were paid and were amortized over 60 months.

2. PURCHASE AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $98,066,125 and $94,575,971, respectively.

Investments in written options for the year ended December 31, 1998 are summarized as follows:

                                                           WRITTEN OPTIONS
                                                       ----------------------
                                                       NUMBER OF    PREMIUMS
                                                       CONTRACTS    RECEIVED
                                                       ---------   ----------
Open at December 31, 1997                                    0     $        0
Contracts opened                                        (7,750)      (349,184)
Contracts closed                                         7,750        349,184
                                                        ------     ----------
Open at December 31, 1998                                    0     $        0
                                                        ======     ==========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.525% of the first $200 million of the Fund's average daily net assets, 0.50% of the next $300 million and 0.475% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors") at the rate of 0.2625% of the first $200 million of the Fund's average daily net assets, 0.25% of the next $300 million and 0.2375% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1998 are as follows:


          FEES EARNED(A)
          --------------
          $112,345                    NEFM
          $112,345                    Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

The effective management fee for the year ended December 31, 1998 was 0.53%.

B. ACCOUNTING AND ADMINISTRATION EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $22,493 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds, L.P. ("New England Funds") a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $83,618 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1999 is $179,456.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $23,376 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1998, the Fund paid New England Funds $70,128 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1998 amounted to $93,061.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $29,612 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $918 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFSCO, Nvest, NEFM, New England Funds or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                                $266
     Meeting Fee                                     152/meeting
     Annual Committee Member Retainer                 40
     Annual Committee Chairman Retainer               27

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective September 1, 1996 until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.85% of the Fund's Class A average daily net assets and 1.60% of Class B average daily net assets. Prior to September 1, 1996 Back Bay Advisors and NEFM voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and effective September 13, 1993, 1.45% of the Fund's Class B average daily net assets. As a result of the Fund's expenses exceeding the foregoing voluntary limitation during the year ended December 31, 1998 Back Bay Advisors reduced it's subadvisory fee of $112,345 by $105,959 and NEFM reduced it's advisory fee of $112,345 by $105,960.

5. CONCENTRATION OF CREDIT. The Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a comparable municipal bond fund that is not as concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of California municipal securities to meet their financial obligations. The Fund had the following industry concentrations in excess of 10% on December 31, 1998 as a percentage of the Fund's total net assets: Hospitals (11.6%).

6. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                                     YEAR ENDED                     YEAR ENDED
                                                                  DECEMBER 31, 1997             DECEMBER 31, 1998
                                                               --------------------------    --------------------------
CLASS A                                                           SHARES        AMOUNT         SHARES         AMOUNT
-------                                                        -----------    -----------    -----------    -----------
Shares sold ................................................       709,930    $ 5,476,156        827,069    $ 6,499,675
Shares issued in connection with the reinvestment of:
  Distributions from net investment income .................       109,983        850,703        110,552        867,672
                                                               -----------    -----------    -----------    -----------
                                                                   819,913      6,326,859        937,621      7,367,347
Shares repurchased .........................................    (1,439,883)   (11,091,360)      (497,875)    (3,904,602)
                                                               -----------    -----------    -----------    -----------
Net increase (decrease) ....................................      (619,970)   $(4,764,501)       439,746    $ 3,462,745
                                                               -----------    -----------    -----------    -----------

                                                                     YEAR ENDED                     YEAR ENDED
                                                                  DECEMBER 31, 1997             DECEMBER 31, 1998
                                                               --------------------------    --------------------------
CLASS B                                                           SHARES        AMOUNT         SHARES         AMOUNT
-------                                                        -----------    -----------    -----------    -----------
Shares sold ................................................       243,713    $ 1,879,601        270,727    $ 2,121,992
Shares issued in connection with the reinvestment of:
  Distributions from net investment income .................        25,454        196,528         29,839        233,426
                                                               -----------    -----------    -----------    -----------
                                                                   269,167      2,076,129        300,566      2,355,418
Shares repurchased .........................................      (130,715)      (999,604)      (246,590)    (1,927,903)
                                                               -----------    -----------    -----------    -----------
Net increase ...............................................       138,452    $ 1,076,525         53,976    $   427,515
                                                               -----------    -----------    -----------    -----------
Increase (decrease) derived from capital shares transactions      (481,518)   $(3,687,976)       493,722    $ 3,890,260
                                                               ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and Shareholders of
NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Intermediate Term Tax Free Fund of California (the "Fund"), a series of New England Funds Trust II, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

  This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus
                          carefully before investing.

           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
      Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999
                 or by visiting their Web site at www.NASDR.com.

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